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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C.  20549

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):  July 31, 1998



                            ASYST TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


                                   CALIFORNIA
                 (State or other jurisdiction of incorporation)



      0-22114                                       94-2944251
(Commission File No.)                   (IRS Employer Identification No.)



                                48761 KATO ROAD
                           FREMONT, CALIFORNIA 94538
             (Address of principal executive offices and zip code)



       Registrant's telephone number, including area code: (510) 661-5000

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     This Current Report on Form 8-K contains forward looking statements that involve risks and uncertainties relating to the acquisition by Asyst Technologies, Inc., a California corporation ("Asyst"), of Hine Design Incorporated, a California corporation ("HDI"). Actual results and developments may differ materially from those described in this Current Report. For more information about Asyst and risks relating to investing in Asyst, refer to Asyst's most recent reports on Form 10-Q and Form 10-K.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On July 31, 1998, Asyst completed the acquisition of HDI by purchasing all of the outstanding capital stock of HDI. The acquisition was accomplished pursuant to a Stock Purchase Agreement dated as of July 2, 1998 (the "Purchase Agreement") among Asyst, HDI, and Derek and Susan Hine, Graham Hine, Roger Hine, and Michael and Laura Krolak (the "Shareholders"). In connection with the acquisition, Asyst paid approximately $11,300,000 in cash to the Shareholders in exchange for all of the shares of HDI capital stock outstanding on July 31, 1998 and assumed certain debt liabilities of HDI of approximately $11,700,000. Of the approximately $11,300,000 paid to the Shareholders, $1,912,503.29 is being held in escrow for one year to secure the obligations of the Shareholders to indemnify Asyst for any breaches of the representations and warranties of the Shareholders and HDI made in the Purchase Agreement. The acquisition will be accounted for as a purchase of assets. In addition to the payment of cash and the assumption of liabilities, Asyst granted options to purchase Asyst common stock in substitution for outstanding vested options to purchase capital stock of HDI worth approximately $1,000,000.

     HDI specializes in the design and manufacture of wafer and flat panel display material handling solutions for original equipment manufacturers. Asyst currently intends to maintain HDI as a wholly-owned subsidiary and to have HDI continue to conduct its business as historically conducted.

     A copy of the press release announcing the signing of the Purchase Agreement is attached hereto as Exhibit 99.1 and incorporated by reference herein. A copy of the press release announcing the consummation of the acquisition is attached hereto as Exhibit 99.2 and incorporated by reference herein.


ITEM 7.  EXHIBITS.

Exhibit
   No.    Description
-------   -----------

  2.1 Stock Purchase Agreement, dated as of July 2, 1998, among Asyst Technologies, Inc., a California corporation, Hine Design Incorporated, a California corporation, and the Shareholders of Hine Design Incorporated (the Disclosure Schedule and Exhibits A-I to the Stock Purchase Agreement have been omitted as permitted pursuant to the rules and regulations of the Securities and Exchange Commission ("SEC"), but will be furnished supplementally to the SEC upon request).

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   4.1  Reference is made to Exhibit 2.1.

  99.1  Press release announcing the execution of the Purchase Agreement.

  99.2  Press release announcing the consummation of the acquisition.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               ASYST TECHNOLOGIES, INC.



Dated:  August 14, 1998        By:   /s/Douglas J. McCutcheon
                                   --------------------------
                                   Douglas J. McCutcheon
                                   Senior Vice President
                                   and Chief Financial Officer

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                                 EXHIBIT INDEX


Exhibit
   No.    Description
-------   -----------

  2.1 Stock Purchase Agreement, dated as of July 2, 1998, among Asyst Technologies, Inc., a California corporation, Hine Design Incorporated, a California corporation, and the Shareholders of Hine Design Incorporated (the Disclosure Schedule and Exhibits A-I to the Stock Purchase Agreement have been omitted as permitted pursuant to the rules and regulations of the Securities and Exchange Commission ("SEC"), but will be furnished supplementally to the SEC upon request).

  4.1     Reference is made to Exhibit 2.1.

 99.1     Press release announcing the execution of the Purchase Agreement.

 99.2     Press release announcing the consummation of the acquisition.

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